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                                                                   EXHIBIT 10(l)
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                                 FIRST AMENDMENT
                                       TO
                      BOB EVANS FARMS, INC. AND AFFILIATES
                           EXECUTIVE DEFERRAL PROGRAM



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                                 FIRST AMENDMENT
                                       TO
                      BOB EVANS FARMS, INC. AND AFFILIATES
                           EXECUTIVE DEFERRAL PROGRAM



         WHEREAS, effective January 1, 1999, Bob Evans Farms, Inc. ("Company") adopted the Bob Evans Farms, Inc. and Affiliates Executive Deferral Program ("Plan");

         WHEREAS, the Company has decided to make an additional, nonrecurring contribution to designated Participants to be allocated to each affected Participant's 2000 Account and to be subject to the terms described in this amendment;

         WHEREAS, the Company retained the power to amend the Plan, subject to
Section 8.01;

         NOW, THEREFORE, the following amendments are adopted effective January 1, 2000 to incorporate the terms imposed on amounts credited to affected Participants' 2000 Accounts.

         1. The following new definition is added to Article I of the Plan to read as follows:

         2000 ACCOUNT means the separate account established for the benefit of each Participant for whom the Company made an additional, nonrecurring contribution as of January 1, 2000. Except as otherwise provided in this Plan, each 2000 Account will be administered and distributed as if it was part of the affected Participant's Discretionary Contribution Account.

         2. Section 6.07 is amended to read in its entirety as follows:

         6.07. VESTED BENEFITS

         (a) The benefit payable under the Plan to any Participant will equal 100 percent of the value of his or her Nonqualified Employee Deferral Account and the percentage of the undistributed value of his or her Employer Nonqualified Matching Contribution Account and, unless the Company specifies otherwise when the Discretionary Employer Contribution is made, the undistributed value of his or her Discretionary Employer Contribution Account, if any, to which he or she is entitled by application of the vesting schedule contained in paragraphs (b), (c) and (d) of this Section.

         (b) Subject to paragraph (d) of this Section and Section 9.01, a Participant will be vested in amounts credited to his or her Employer Nonqualified Matching Contribution and, unless the Company specifies otherwise when the Discretionary Employer



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         Contribution is made, the undistributed value of his or her
         Discretionary Employer Contribution Account, if any, under the following table:

                     YEARS OF VESTING SERVICE
                         WHEN PARTICIPANT
                       TERMINATES EMPLOYMENT                  VESTED PERCENTAGE
                       ---------------------                  -----------------
                               1                                      0
                               2                                      0
                               3                                     20
                               4                                     40
                               5                                     60
                               6                                     80
                               7                                    100

         (c) Subject to paragraph (d) of this Section and Section 9.01, a Participant will be fully vested in amounts credited to his or her 2000 Account on the later of reaching age 55 and completing at least seven Years of Vesting Service. Except as provided in Section 6.07(d)(ii), a Participant who terminates employment before reaching age 55 and completing at least seven Years of Vesting Service will forfeit all amounts allocated to his or her 2000 Account.

         (d) (i) Regardless of his or her Years of Vesting Service, a Participant will be fully vested in his or her Employer Nonqualified Matching Contribution Account and, unless the Company specifies otherwise when the Discretionary Employer Contribution is made, the undistributed value of his or her Discretionary Employer Contribution Account, if any, at the earliest of (A) age 55, (B) the date the Participant dies, (C) the date the Committee concludes that the Participant is disabled or (D) the date of any Change in Control.

         (ii) Regardless of his or her Years of Vesting Service, a Participant will be fully vested in his or her 2000 Account on the earliest of (A) the date the Participant dies, (B) the date the Committee concludes that the Participant is disabled or (C) the date of any Change in Control.

         (e) Any Forfeitures arising by application of the vesting schedule described in paragraph (b) will be applied to reduce future Employer Nonqualified Matching Contributions or, at the Employer's discretion, to reduce future Discretionary Employer Contributions.

Executed effective January 1, 2000, unless otherwise specifically stated herein.

                        BOB EVANS FARMS, INC.

                        By: /s/ Daniel E. Evans
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                        Print Name: Daniel E. Evans
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                        Title: Chairman of the Board and Chief Executive Officer
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Date:  1/1/2000
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